UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 11, 2010
inVentiv Health, Inc.
(Exact Name of Registrant as Specified in Its Charter)
DELAWARE
(State or Other Jurisdiction of Incorporation)

0-30318	52-2181734

(Commission File Number)	(I.R.S. Employer Identification No.)

500 ATRIUM DRIVE, SOMERSET, NEW JERSEY	08873

(Address of Principal Executive Offices)	(Zip Code)
(800) 416-0555
(Registrant’s Telephone Number, Including Area Code)
(Not Applicable)
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On May 11, 2010, inVentiv Health, Inc. sent to the company’s senior managers a letter discussing matters relating to the proposed acquisition of the company by Thomas H. Lee Partners, L.P., a leading private equity firm. The letter is attached as Exhibit 99.1 to this report.
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Exhibit

99.1	Letter to Senior Managers of inVentiv, dated May 11, 2010

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVENTIV HEALTH, INC.

By:	/s/ David Bassin
David Bassin
Chief Financial Officer and Secretary
Date: May 11, 2010